Exhibit 99.1

LETTER OF TRANSMITTAL

AMERICAN TOWER CORPORATION

Tender of

Any and All Outstanding 7.125% Senior Notes Due 2012

In Exchange For

7.125% Senior Notes Due 2012

Registered Under the Securities Act of 1933

Pursuant to the prospectus dated                 , 200

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2005, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

THE BANK OF NEW YORK

By Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission:

The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street—7 East New York, New York 10286 Attn:	The Bank of New York Corporate Trust Operations Reorganization Unit Attn: Phone:

Confirm by Telephone:

The Bank of New York Corporate Trust Operations Reorganization Unit Attn: Phone:

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this Letter of Transmittal (the “Letter of Transmittal”) should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he, she or it has received and reviewed the prospectus dated                 , 200  , (the “Prospectus”) of American Tower Corporation, a Delaware corporation (the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange $1,000 principal amount of its 7.125% Senior Notes due 2012 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for each $1,000 principal amount of its outstanding 7.125% Senior Notes due 2012 (the “Old Notes”). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus. In the event of any conflict between the Letter of Transmittal and the Prospectus, the Prospectus shall govern.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

This Letter of Transmittal is to be used by a holder of Old Notes if:

•	certificates representing tendered Old Notes are to be forwarded herewith, or

•	a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “THE EXCHANGE OFFER—Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the exchange agent’s account at the Depository Trust Company (“DTC”) can effect the tender through the Automated Tender Offer Program (“ATOP”) for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the exchange agent for its acceptance. Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

In order to properly complete this Letter of Transmittal, a holder of Old Notes must:

•	complete the box entitled, “Description of Old Notes Tendered;”

•	if appropriate, provide the information relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

•	sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Old Notes in the Exchange Offer;” and

•	complete the Substitute Form W-9.

Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Old Notes who desire to tender their Old Notes for exchange and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the exchange agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “THE EXCHANGE OFFER—Guaranteed Delivery Procedures.” See Instruction 2. Delivery of documents to DTC does not constitute delivery to the exchange agent. In order to ensure participation in the Exchange Offer, Old Notes must be properly tendered prior to the Expiration Date.

Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of Old Notes Tendered,” and sign the box below entitled “Sign Here To Tender Your Old Notes in the Exchange Offer.” If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                     , 2005, unless extended by the Company, in its sole discretion.

Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a DTC participant and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Old Notes for exchange. Persons who are beneficial owners of Old Notes but are not registered holders and who seek to tender Old Notes should:

•	contact the registered holder of such Old Notes and instruct such registered holder to tender on his, her or its behalf;

•	obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”); or

•	effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Date.

See the section entitled “THE EXCHANGE OFFER—Procedures for Tendering” in the Prospectus.

The undersigned hereby tenders for exchange the Old Notes described in the box below entitled “Description of Old Notes Tendered” pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED
(1)	(2)	(3)	(4)
Name(s) and Address(es) of registered holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)	Principal Amount Tendered for Exchange**

Total Principal Amount Tendered:

*       Need not be completed if Old Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5. The minimum permitted tender is $1,000 in principal, or face, amount of Old Notes at maturity. All other tenders must be integral multiples of $1,000.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that guaranteed delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO. COMPLETE THE FOLLOWING:

Name:

Delivery address:

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS BELOW CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for purchase of the Old Notes tendered herewith, the undersigned hereby tenders, assigns, transfers and exchanges to the Company all right, title and interest in and to all such Old Notes tendered for exchange hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as agent of the Company) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•	deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

•	present and deliver such Old Notes for transfer on the books of the Company; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility.

By tendering, each holder of Old Notes represents that the New Notes acquired in the exchange will be obtained in the ordinary course of such holder’s business, that such holder has no arrangement with any person to participate in the distribution of such New Notes, that such holder is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act and that such holder is not participating in, and does not intend to participate in, a distribution of the Exchange Notes. The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (ii) such New Notes are acquired in the ordinary course of such holder’s business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the New Notes and have no arrangement or understanding with any person to participate in the distribution of the New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. Any broker-dealer and any holder who has an arrangement or understanding with any person to participate in the distribution of New Notes may not rely on the applicable interpretations of the staff of the Commission. Consequently, these holders must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer, it acknowledges that the Commission considers broker-dealers that acquired Old Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Notes.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired by it as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

The Exchange Offer is subject to certain conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption “THE EXCHANGE OFFER—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of such conditions, the Company may not be required to accept for exchange, or to issue New Notes in exchange for, any of the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned’s signature(s) unless otherwise indicated under “Special Issuance Instructions” below.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the New Notes in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the book-entry account indicated above maintained at DTC, Euroclear or Clearstream. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any portion of any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under “Description of Old Notes Tendered.” The undersigned recognizes that the Company does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Old Notes from the name of the holder thereof if the Company does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)	SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) certificates for Old Notes not tendered and/or New Notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal, or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

To be completed ONLY if certificates for Old Notes not tendered and/or the New Notes are to be sent to someone other than the person(s) shown in the box entitled “Description of Old Notes” in this Letter of Transmittal.

MAIL TO:

Name(s):

ISSUE TO:
(Please Print)
Name(s):

Address
(Please Print)

Address	(Include Zip Code)

(Include Zip Code)	(Taxpayer Identification or Social Security Number)
(Complete Accompanying Substitute Form W-9)

(Taxpayer Identification or Social Security Number)

Credit unexchanged Old Notes delivered by book-entry transfer to the DTC, Euroclear or Clearstream account set forth below:

(Account Number)

SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

Signature(s) of holder(s) of Old Notes:

Dated:

Area Code and Telephone Number:

(Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

(Please Type or Print)

Capacity (Full Title):

Name(s):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S) (If required—see Instructions 1 and 6)

Authorized Signature

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered:

•	by the registered holder(s) of Old Notes thereof (including any participant in DTC, Euroclear or Clearstream whose name appears in a security position listing as the owner of the old Notes), unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•	for the account of a firm that is an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. An Eligible Institution is defined as a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the exchange agent, i.e., the Securities Transfer Agent’s Medallion Program, the Stock Exchange’s Medallion Program and the New York Stock Exchange’s Medallion Signature Program.

Any beneficial owner of Old Notes who is not the registered holder (and is not a Euroclear, Clearstream or DTC Participant), and who seeks to tender Old Notes for exchange should:

•	contact the registered holder(s) of such Old Notes and instruct such registered holder(s) to tender on such beneficial owner’s behalf;

•	obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

•	effect a record transfer of such Old Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Old Notes for exchange prior to the Expiration Date. See Instruction 6.

2. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the exchange agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below. Old Notes tendered hereby must be in denominations of principal, or face, amount of $1,000 at maturity and any integral multiple thereof.

This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letters of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the exchange agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the exchange agent.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC, EUROCLEAR OR CLEARSTREAM PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS BY MAIL, HOLDERS ARE ENCOURAGED TO USE PROPERLY INSURED REGISTERED

MAIL, RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY, DTC, EUROCLEAR OR CLEARSTREAM. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE PROSPECTUS.

The exchange agent will make a request to establish an account with respect to the Old Notes at DTC, Euroclear and Clearstream for purposes of the Exchange Offer promptly after the date of the Prospectus. Any financial institution that is a participant in DTC’s system may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the exchange agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) procedures for such transfer. Any participant in Euroclear or Clearstream may make book-entry delivery of Old Notes by causing Euroclear or Clearstream to transfer such Old Notes into the exchange agent’s account in accordance with established Euroclear or Clearstream procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, Euroclear, or Clearstream, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the exchange agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be compiled with.

A Holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC’s ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the exchange agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC, Euroclear or Clearstream to, and received by, the exchange agent and forming part of the book-entry confirmation, which states that DTC, Euroclear or Clearstream has received an express acknowledgment from the participant tendering the Old Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC, Euroclear or Clearstream participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

Holders of Old Notes held through Euroclear or Clearstream are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream to accept the Exchange Offer and to tender their Old Notes. A computer-generated message must be transmitted to Euroclear or Clearstream in lieu of a Letter of Transmittal, in order to tender the Old Notes in the Exchange Offer.

DELIVERY OF THE AGENT’S MESSAGE BY DTC, EUROCLEAR OR CLEARSTREAM WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

A holder who desires to tender Old Notes for exchange, but

•	the certificates representing the holder’s Old Notes are not immediately available;

•	time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the exchange agent prior to the Expiration Date; or

•	the procedures for book-entry transfer cannot be completed prior to the Expiration Date;

may tender their Old Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “THE EXCHANGE OFFER—Guaranteed Delivery Procedures.”

Pursuant to the guaranteed delivery procedures:

(a) such tender must be made by or through an Eligible Institution, as defined above;

(b) prior to the Expiration Date, the exchange agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Company setting forth the name(s) and address(es) of the registered holder(s) of such Old Notes, the certificate number(s) and the principal amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the exchange agent’s account with DTC and an Agent’s Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the exchange agent; and

(c) this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the exchange agent’s account with DTC as described above) and all other required documents must be received by the exchange agent within three (3) New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of Old Notes Tendered” above is inadequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date.

For a withdrawal to be effective:

•	the exchange agent must receive a written notice of withdrawal, which may be by telegram, telex, facsimile transmission or letter, at the address set forth above; or

•	for DTC, Euroclear or Clearstream participants, holders must comply with their respective standard operating procedures for electronic tenders and the exchange agent must receive an electronic notice of withdrawal from DTC, Euroclear or Clearstream.

Any notice of withdrawal must:

•	specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”);

•	identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes);

•	include a statement that the Depositor is withdrawing his election to have such Old Notes exchanged;

•	be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantees);

•	specify the name in which any such Old Notes are to be registered, if different from that of the Depositor; and

•	if the Old Notes have been tendered under the book-entry procedures, specify the name and number of the participant’s account at DTC, Euroclear or Clearstream to be credited, if different from that of the Depositor.

The exchange agent will return the properly withdrawn Old Notes without cost to the holder as soon as practicable following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “THE EXCHANGE OFFER—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

5. Partial Tenders (Not Applicable To Holders Of Old Notes Who Tender By Book-Entry Transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal, or face, amount at maturity. If a tender for exchange is to be made with respect to less than the entire principal, or face, amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled “Description of Old Notes Tendered,” as more fully described in the footnotes thereto. In the case of a partial tender by a holder, a new certificate, in fully registered form, for the remainder of the principal, or face, amount of the Old Notes, will be sent to the holder of Old Notes (unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above) as soon as practicable after the expiration or termination of the Exchange Offer.

6. Signatures on This Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit proper evidence of its authority to so act satisfactory to the Company, unless waived by the Company, in its sole discretion.

If this Letter of Transmittal is signed by the Registered holder(s) of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the registered holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) of the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8. Special Issuance and Delivery Instructions. If the New Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of the issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such account maintained at DTC, Euroclear or Clearstream as such holder may designate.

9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in its sole opinion, be unlawful. The Company also reserves the right to waive, in its sole discretion, any defects, irregularities or conditions of tender as to particular Old Notes. The Company’s interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company, in its sole discretion. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the exchange agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders of Old Notes for failure to give such notice.

10. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive, in its sole discretion, any and all conditions to the Exchange Offer as described under “THE EXCHANGE OFFER—Conditions to the Exchange Offer” in the Prospectus, and accept for exchange any Old Notes tendered.

11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange or such holder’s assignee (in either case, the “Payee”), provide the Company (as payor) with such Payee’s correct Taxpayer Identification Number (“TIN”) on substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. Where the Payee is an individual, the Payee’s TIN is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding on all reportable payments made after the exchange. The backup withholding rate is 28%. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

To prevent backup withholding, each Payee must provide its correct TIN by completing the “Substitute Form W-9” set forth below, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

•	the Payee is exempt from backup withholding;

•	the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee writes “Applied For” on the Substitute Form W-9, backup withholding will nevertheless apply to all reportable payments made to such Payee. If the Payee furnishes its TIN to the Company within 60 days, however, any amounts so withheld shall be refunded to such Payee. If, however, the Payee has not provided the Company with its TIN within such 60-day period, the Company will remit such previously retained amounts to the IRS as backup withholding. Note: Writing “Applied For” on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

If Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Certain Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements (“Exempt Payees”). To prevent possible erroneous backup withholding, Exempt Payees must enter their correct TIN in Part I of the Substitute Form W-9, write “Exempt” in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, Certificate of Foreign Status, which can be obtained from the exchange agent.

12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the exchange agent at its address set forth on the cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR TENDERED OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PAYOR’S NAME: AMERICAN TOWER CORPORATION

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: (Social Security Number or Employer Identification Number)

For individuals, this is your Social Security Number (SSN). For sole proprietors, see the Instructions in the enclosed Guidelines. For other entities, it is your Employer Identification Number (EIN). If you do not have a number, see how to get a TIN in the enclosed Guidelines.
Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE “EXEMPT” HERE: (SEE INSTRUCTIONS)
Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part 3—CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a US. resident alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP WITHHOLDING.

You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

SIGNATURE	DATE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE

“APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, all cash payments made to me thereafter will be subject to backup withholding until I provide a number.

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.